EQUIPOINTE FUNDS

Equipointe Growth and Income Fund

Supplement dated August 10, 2005 to the Statement of Additional Information Dated January 21, 2005

(This Supplement incorporates the information contained in the prior Supplement dated May 16, 2005)

The following information supersedes any contrary information contained in the Equipointe Growth and Income Fund (the “Fund”) Statement of Additional Information (“SAI”) dated January 21, 2005 (the “Prospectus”):

 The paragraph under the heading “Custodian” in the Fund’s SAI is deleted in its entirety and replaced with the following:

As custodian of the Fund’s assets, Penson Financial Services, Inc., 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust.

The paragraph under the heading “Transfer Agent and Dividend Disbursing Agent” in the Fund’s SAI is deleted in its entirety and replaced with the following:

Gemini Fund Services, LLC (“GFS”) acts as transfer agent and dividend-disbursing agent for the Funds (the “Transfer Agent”).  As transfer and dividend distributing agent, GFS has agreed, among other duties, to:  (1) maintain shareholder accounts; (2) process purchase and redemption orders, transfers and exchanges; (3) process dividend payments; (4) respond to inquiries by Fund shareholders and others relating to its duties; (5) mail prospectuses, annual and semi-annual reports and other shareholder communications; (6) implement the Trust’s anti-money laundering procedures; and (7) calculate any Rule 12b-1 Plan fees.

The paragraph under the heading “Administrator and Fund Accountant” in the Fund’s SAI is deleted in its entirety and replaced with the following:

GFS (the “Administrator”) also provides administrative and fund accounting services to the Fund pursuant to Administration and Fund Accounting Agreements.  Under the Administration Agreement, GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purposes of filings with the SEC and stated securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (vii) preparing and maintaining the Fund’s operating expense budget; (viii) coordinating the Funds’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For such administrative and accounting services, GFS receives from the Fund, the greater of: (i) a minimum service fee; or (ii) a fee, computed daily and payable monthly based on a percentage of the Fund’s monthly average net assets, with such rates decreasing as the assets of the Fund reach certain levels, plus out-of- pocket expenses.

The paragraph under the heading “Independent Auditors” in the Fund’s SAI is deleted in its entirety and replaced with the following:

Briggs Bunting & Dougherty LLP (“Briggs Bunting”), Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102 has been selected as the independent auditors for the Fund.  Briggs Bunting will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns and perform other professional services when engaged to do so by the Fund.

Please retain this supplement for future reference.